25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

Driehaus Active Income Fund *LCMAX

SUPPLEMENT DATED OCTOBER 6, 2020

TO PROSPECTUS, SUMMARY PROSPECTUS and

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2020

IMPORTANT NOTICE

The Board of Trustees of the Trust has determined to terminate and liquidate the Driehaus Active Income Fund (the “Fund”). Shareholders who do not sell their shares of the Fund before the effective date under the Plan of Termination and Liquidation, currently expected to be November 6, 2020, will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares. Thereafter, the Fund will be liquidated and dissolved, and all references to the Fund herein shall be removed.

Effective as of the close of business on October 13, 2020, the Fund is closed and will not accept any purchase orders. In connection with the termination of the Fund and as the Fund’s investment adviser deems appropriate, the Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs.

If you hold your shares in an IRA or other tax-advantaged retirement account, you should consult your tax advisor regarding the rules for reinvesting your liquidation proceeds. You generally have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA or other qualified retirement account to avoid treatment of the redemption proceeds as taxable income for the current year. You or your financial advisor must notify the Fund prior to November 6, 2020 of your intent to reinvest your IRA or other tax-advantaged retirement account to avoid withholding deductions from your proceeds.

For taxable shareholders, the liquidating distribution will generally be treated as a redemption of shares and such shareholders may recognize a gain or loss for federal income tax purposes.  Shareholders should consult with their tax advisors for information regarding all tax consequences applicable to investments in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at 1-800-560-6111.